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                                                                   Exhibit 10.27

                               FIRST AMENDMENT TO
                CONTRIBUTION OF TECHNOLOGY AND EXCHANGE AGREEMENT

         This First Amendment to the Contribution and Technology Exchange Agreement ("FIRST AMENDMENT") is made and entered into as of this 1st day of May, 2002 ("EFFECTIVE DATE"), between Donald L. Morton, M.D. ("MORTON"), and CancerVax Corporation, a Delaware corporation, ("CANCERVAX"). This First Amendment amends the Contribution and Technology Exchange Agreement between the parties dated as of December 15, 2000 (the "AGREEMENT").

                                    RECITALS

         A. Morton and CancerVax are parties to the Agreement, dated December 15, 2000, relating to a contribution of certain technology to CancerVax.

         B. The parties desire to amend the Agreement to add U.S. Patent Application SN 07/431,533 to the list of patents and patent applications included in Appendix A that were contributed by Morton to CancerVax, upon the terms and conditions set forth herein.

NOW THEREFORE, the parties hereby agree as follows:

         1. Appendix A of the Agreement, entitled "PATENT RIGHTS," is amended by adding U.S. Patent Application SN 07/431,533 as one of the patents or patent applications that have been contributed by Morton to CancerVax. Amended Appendix A is attached to and incorporated in this First Amendment.

         2. All other terms and conditions of the Agreement shall remain in full force and effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date and year first above written.

                                            Donald L. Morton, M.D.

                                               /s/ Donald L. Morton
                                            ------------------------------------
                                            Address: 1374 Bella Oceana Vista
                                                     Pacific Palisades, CA 90630

                                            CancerVax Corporation

                                            By: /s/ David F. Hale
                                                --------------------------------
                                                      David F. Hale
                                            Its:      President and CEO

                                            Address: 5931 Darwin Court
                                                     Carlsbad, CA 92008

                      [SIGNATURE PAGE TO FIRST AMENDMENT TO

               CONTRIBUTION OF TECHNOLOGY AND EXCHANGE AGREEMENT]

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                                    EXHIBIT A

                                  PATENT RIGHTS

1.       ASSIGNED PATENT RIGHTS

TUMOR ASSOCIATED ANTIGEN                                     FETAL ANTIGEN

USSN 07/431,533                                              USSN 09/519,920
U.S. Patent 5,882,654
U.S. Patent 5,840,317
U.S. Patent 5,993,828
USSN 09/369,668
European Patent 0498851
         Austrian Patent E132629
         Belgian Patent 0498851
         Swiss Patent 0498851
         German Patent 69024659.5
         Denmark Patent 0498851
         Spanish Patent 2084715
         French Patent 2084715
         U.K. Patent 2084715
         Italian Patent 2084715
         Luxembourg Patent 2084715
         Netherland Patent 2084715
         Swedish Patent 2084715
Australian Patent 661816
Japanese Published Patent Application No. 90/500470
Canadian Patent Application 2,072,620

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